VERTEX ENERGY®

STRATEGY UPDATE

August 2021

VTNR
NASDAQ LISTED

Disclaimer
Forward-looking statement

This document may contain forward-looking statements including words such as “may,” “can,” “could,” “should,” “predict,” “aim,” “potential,” “continue,” “opportunity,” “intend,” “goal,” “estimate,” “expect,” “expectations,” “project,” “projections,” “plans,” “anticipates,” “believe,” “think,” “confident,” “scheduled,” or similar expressions, as well as information about management’s view of Vertex Energy’s future expectations, plans and prospects, within the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Vertex Energy, its divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors include, but are not limited to, risks associated with our completion of the proposed acquisition and sale transactions on anticipated terms and timing, if at all, including obtaining regulatory approvals, unforeseen liabilities, future capital expenditures, the ability to recognize synergies (in connection with the acquisition), and the ability of Vertex to complete current plans for expansion and growth of the new operations and other conditions to the completion of the transactions; the expected benefits, output, financial metrics and production of the proposed acquisition transaction; our ability to satisfy closing conditions associated with the acquisition and sale; our ability to raise sufficient capital to complete the acquisition and the planned renewable diesel project and other planned projects and the terms of such funding; the occurrence of any event, change or other circumstances that could give rise to the parties failing to complete the transactions on the terms disclosed, if at all, the right of one or both of Vertex or Shell to terminate the acquisition agreement and the result of such termination, including a termination fee of $10 million payable by Vertex to Shell under certain conditions; the outcome of any legal proceedings that may be instituted against any parties or their respective directors in connection with such planned transactions; the ability to obtain regulatory approvals and other consents, and meet other closing conditions to the acquisition and sale on a timely basis or at all, including the risk that regulatory approvals or other consents required for the acquisition and sale are not obtained on a timely basis or at all, or which are obtained subject to conditions that are not anticipated or that could adversely affect Vertex's acquisition or the expected benefits of the transaction; difficulties and delays in integrating the acquired assets businesses; and the Company's plans for financing the acquisition and planned projects. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Vertex Energy's business, plans, prospects, financial condition, liquidity, cash flows, projections and results could differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. These risk factors and others are included from time to time in documents Vertex Energy files with the Securities and Exchange Commission, including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks, available at the SEC’s website at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on Vertex Energy’s future results. Except as required by law, Vertex Energy expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based. The forward-looking statements included in this presentation are made only as of the date hereof. Vertex Energy cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Vertex Energy undertakes no obligation to update these statements after the date of this presentation, except as required by law, and also undertakes no obligation to update or correct information prepared by third parties that are not paid for by Vertex Energy. Information regarding market and industry statistics contained in this presentation is based on information available to us that we believe is accurate. It is generally based on publications that are not produced for investment or economic analysis.

The financial projections (the “Projections”) included herein were prepared by Vertex in good faith using assumptions believed to be reasonable. A significant number of assumptions about the operations of the business of Vertex were based, in part, on economic, competitive, and general business conditions prevailing at the time the Projections were developed. Any future changes in these conditions, may materially impact the ability of Vertex to achieve the financial results set forth in the Projections. The Projections are based on numerous assumptions, including realization of the operating strategy of Vertex; industry performance; no material adverse changes in applicable legislation or regulations, or the administration thereof, or generally accepted accounting principles; general business and economic conditions; competition; retention of key management and other key employees; absence of material contingent or unliquidated litigation, indemnity, or other claims; and other matters, many of which will be beyond the control of Vertex, and some or all of which may not materialize. The Projections also assume the closing of the acquisition of the Mobile Refinery and the sale of the Company’s used motor oil business operations, each as previously publicly disclosed and the successful funding of planned capital projects following the acquisition. Additionally, to the extent that the assumptions inherent in the Projections are based upon future business decisions and objectives, they are subject to change. Although the Projections are presented with numerical specificity and are based on reasonable expectations developed by Vertex’s management, the assumptions and estimates underlying the Projections are subject to significant business, economic, and competitive uncertainties and contingencies, many of which will be beyond the control of Vertex. Accordingly, the Projections are only estimates and are necessarily speculative in nature. It is expected that some or all of the assumptions in the Projections will not be realized and that actual results will vary from the Projections. Such variations may be material and may increase over time. In light of the foregoing, readers are cautioned not to place undue reliance on the Projections. The projected financial information contained herein should not be regarded as a representation or warranty by Vertex, its management, advisors, or any other person that the Projections can or will be achieved. Vertex cautions that the Projections are speculative in nature and based upon subjective decisions and assumptions. Since the Projections cover multiple years, such information by its nature becomes less meaningful and reliable with each successive year. As a result, the Projections should not be relied on as necessarily predictive of actual future events.

This presentation discusses “EBITDA” and “Adjusted EBITDA”. EBITDA represents net income before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before stock-based compensation expense and gain (loss) on change in value of derivative warrant liability and unrealized gains and losses on derivative instruments for hedging activities. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation.

Experienced Management Team

Vertex Energy, Inc. ("Vertex" or the "Company") is led by refining industry veterans

Ben Cowart
Chairman and CEO

- Founded the Vertex group of companies in 2001
- Twenty-five years of leadership in the petroleum recycling and energy transition industries
- Helped pioneer the reclamation industry by developing recycling options for residual materials once managed as a hazardous waste
- Previously served as President of the National Oil Recyclers Association Board of Directors
- Active in speaking, consulting, chairing and serving on various committees and industry associations

Bart Rice
Division President

- Division President of Renewable and Conventional Fuels
- Forty years of experience in the refined fuels industry
- Leadership positions held at Rice Oil, Allied Energy and Emerge Energy Services
- Extensive downstream sector and energy industry knowledgeable, including ethanol throughput, biodiesel manufacturing, environmental reclamation and terminal operations
- Associate degree from Walker College, and business studies at University of Alabama and UAB

Chris Carlson
Chief Financial Officer

- Brings a range of experience to his role as Vertex's Chief Financial Officer
- Oversees all risk management, investments, e-commerce applications and day-to-day financial accounting
- Prior to joining Vertex in 2001, worked for FuelQuest, Inc. as a Project Lead managing implementations of e-commerce services
- Prior to FuelQuest, was with Pagenet as a Strategic Account Supervisor
- Earned his BS degree in Business Finance from the University of Houston

Alvaro Ruiz
VP of Business Development

- Joined Vertex in 2013 and serves as the Vice President of Business Development
- Twenty-five years of international experience including senior leadership positions in marketing, finance, business development, operations, sales and project management
- Degree in Electric and Electronic Engineering from the Valladolid Polytechnic, Spain, Executive MBA from IE Business School and a Masters in Marketing and Sales from ESIC Business School

Dave Peel
Corporate Advisor

- Extensive and diverse experience in the energy industry
- Previous roles at Omega Holdings, LLC (COO), Peel Management Consulting (President), Safety-Kleen Corporation (VP of Oil Refining & Divisional VP of Oil Recovery and Envirosystems) and Breslube Enterprises (Director of Operations)
- Degree in Mechanical and Production Engineering from Manchester Polytechnic
- Member of the Institution of Mechanical Engineers (UK) and a Chartered Engineer (UK)

Evolution of Vertex

Path to Producing Tomorrow's Energy

2001
- Vertex begins operations as a used motor oil ("UMO") supplier to third parties on the U.S. Gulf Coast

2004
- R&M division launched to capitalize on strength in sourcing distressed hydrocarbon streams

2008
- Vertex develops patented Thermal Chemical Extraction Process as it moves into UMO re-refining

2009
- Vertex becomes a public company through merger with World Waste Technologies, Inc.

2014
- Acquisition of Cedar Marine Terminals, Crossroads Carriers, H&H Oil, Marrero, Belle Chasse, Golden States and Heartland

2019 -2020
- Tensile Capital transactions
- Bunker One partnership
- Acquisition of Crystal Energy

2021
- Planned UMO assets sale to Clean Harbors
- Planned acquisition of Shell's Mobile refinery

Two Transformational Transactions

Sale of used motor oil assets and acquisition of Shell's Mobile refinery

Asset Sale Highlights

Overview

- Vertex has announced the planned sale of its portfolio of used motor oil collection and recycling assets to Safety-Kleen Systems, Inc. ("Safety-Kleen"), a subsidiary of Clean Harbors, Inc. for $140 million
- Assets include Marrero UMO refinery in Louisiana, Heartland UMO refinery in Ohio, H&H and Heartland UMO collections businesses, Nickco oil filters and absorbent materials recycling facility in East Texas and the Cedar Marine terminal in Baytown, Texas
- Transaction is expected to close in third quarter of 2021

Funding Considerations

- Clean Harbors is a multi-billion dollar company and Vertex management expects Safety-Kleen to fund the asset acquisition with available balance sheet cash

Expected Financial Impact

- After retiring $6.3 million in term debt, together with the payment of transaction-related fees and other financial obligations, total net cash proceeds from the transaction to Vertex are expected to be approximately $90 million

Refinery Acquisition Highlights

Overview

- Vertex has announced the planned acquisition of 100% of Royal Dutch Shell Plc's Mobile, Alabama refinery for approximately $75 million
- $85 million conversion project is planned to be launched shortly after close and is expected to result in incremental production of 14,000 bpd of renewable fuels by mid-year 2023
- Vertex expects to enter into multi-year product offtake agreements with Shell, Bunker One Holdings ("Bunker One") and Idemitsu Apollo Renewable Corporation ("Idemitsu")
- Transaction is expected to close in fourth quarter of 2021

Funding Considerations

- The renewable diesel conversion project is expected to be funded by proceeds from announced asset sales, a new credit facility and issuance of common equity, if required

Expected Financial Impact

- Pro-forma for completion of conversion by year-end 2022, management anticipates the refinery will produce 150 million gallons/year of renewable diesel, increasing to 200 million gallons/year post hydrogen expansion

Mobile Will Accelerate Low-Carbon, Energy Transition Strategy

Vertex expects to become a leading producer and marketer of renewable diesel fuel

1 Lower emission, cleaner burning substitute

- Renewable diesel is a diesel fuel made in a manner similar to traditional petroleum diesel with the exception being the feedstocks (vegetable oils and animal fats) are renewable, rather than petroleum based
- Renewable diesel represents a greater than 70% decline in GHG emissions vs. petroleum diesel fuel*(1)*

2 Significant market potential

- California is leading the way in incentivizing diesel production through the Federal Renewable Standards Program and Low Carbon Fuel Standards Program
- After being introduced into the California market in 2011, renewable diesel now satisfies ~10% of the state's total diesel demand*(1)*
- California renewable diesel demand is expected to increase by 600% over the next decade*(1)*
- Multiple other states are expected to follow California's lead

3 Mobile accelerates our market entry

- The Mobile refinery provides an operating hydrocracker that can be modified to produce renewable diesel
- The cost-competitive hydrocracker conversion project is expected to require nine months to reconfigure, versus approximately three years for a greenfield project of similar size and scope
- We believe our rapid, lower-cost entry into a newer, developing market through the conversion of an existing, operating process unit provides an "early-mover" advantage

4 Renewable diesel is a fungible substitute

- Renewable diesel represents a critical and viable substitute for petroleum-based diesel fuel
- Renewable diesel can be used in all engines designed to operate on conventional diesel fuel
- This compatibility reduces technical barriers and allows for a strong entry point into the renewable fuels market

(1) California Advanced Biofuels Alliance - *Roadmap for Eliminating Petroleum Diesel* (February 2019)

Compelling Acquisition Rationale

Transitioning the Mobile refinery's conventional fuels production toward renewable fuels

1 Will transform Vertex into a leading independent refiner and producer of renewable and conventional products

- The Mobile Refinery is expected to become Vertex's core refining asset at closing, representing more than 94% of total nameplate capacity
- Transaction expected to significantly increases the scale of Vertex's U.S. Gulf Coast operations, adding more than 91,000 bpd of nameplate production capacity, 3.2 million barrels of feedstock and product storage, and related logistics assets

2 Long-term supply and off-take agreements minimize working capital requirements, ensure multi-year demand

- At closing, Vertex plans to enter into a five-year crude oil supply agreement with Shell and an ongoing renewable diesel feedstock sourcing relationship with Synergy Supply & Trading; potential to source future renewable diesel feedstock from the Company's planned Myrtle Grove pretreatment facility in Belle Chasse, LA.
- Shell and Bunker One are expected to purchase 100% of Mobile's conventional fuels production, while we currently anticipate Idemitsu to purchase 100% of the refinery's renewable diesel production

3 Highly-compelling transaction economics, pro-forma for the completion of the renewable diesel project

- At close, Vertex plans to initiate an $85 million project that is currently expected to result in new, incremental nameplate production of 10,000 bpd of renewable fuels by year-end 2022 (increasing to 14,000 bpd of renewable fuels by mid-year 2023, upon completion of hydrogen capacity expansion)
- Vertex currently believes it will be able to realize higher average gross profits per barrel on its renewable diesel production than Mobile's conventional fuels production, given current tax subsidies and carbon reduction incentives

4 Transaction expected to position Vertex to accelerate its low-carbon energy transition strategy

- Vertex currently expects the acquisition of the Mobile refinery, including the impact of the renewable diesel project (RDP), to position the Company to be able to become a leading producer and marketer of alternative fuels, including renewable diesel, across the Southeast United States
- Upon completion of the RDP, the majority of Vertex's go-forward Adjusted EBITDA is expected to be derived from renewable fuels, given current views on project economics

Renewable Diesel Competitive Advantages

Experienced management team plans to capitalize on ideal location and existing asset

Speed to Market	• Brownfield conversion of operating hydrocracker using proven technology condenses timeline to produce renewable diesel • Ability to source feedstock and long-term offtake partners
Leading Capex per Barrel	• Existing hydrocracker ideally suited for conversion • Mobile conversion project is expected to be one of the lowest cost renewable diesel projects on capex per barrel of capacity basis based on public historical data
Strategic Relation-ships	• Expect to enter long-term crude supply and product offtake agreements with Shell • Anticipate expanding current marine fuel offtake partnership with Bunker One • Expect to enter long-term renewable diesel offtake agreement with Idemitsu
Diverse Feedstock Supply	• Capitalize on management's track record of successfully sourcing a diverse slate of feedstocks; aggregation specialists • Vertex is in discussions with multiple industry leading soybean oil and other feedstock suppliers and currently believes it will have supply secured at closing
Logistics	• Location on the Gulf Coast allows Vertex to source both domestic and international feedstock via vessel, truck and rail • Cost-advantaged marine transport to the West Coast and other markets


Speed to Market
Leading Capex per Barrel
Strategic Relation-ships
Diverse Secured Supply
Gulf Coast Location & Marine Access
VERTEX ENERGY

Mobile Refinery Overview

Strategically-located refining asset with significant feedstock optionality

Mobile Refinery
Key operating metrics

Nameplate Capacity	91,000 bpd
Nelson Complexity Factor	4.4
Total Storage Capacity	3.2 million barrels
Truck Rack Offtake	175 trucks per day
Total Acres / Undeveloped	864/720
Expected Annual CAPEX requirement(1)	~$25 million
Employees	~200
OSHA Recordable Rate	Zero in 2020
Trailing 5-Yr. Avg. Utilization	~95%

Current Crude Slate
98% delivered by marine or pipeline



34%
25%
26%
15%
Mississippi Sweet
Gulf Coast Light Sweet
Other Light Sweet
Jay

Current Product Slate
Distillate-centric refinery(2)



27%
24%
17%
19%
13%
Diesel
Gasoline
Jet
VGO
Other

(1) Average annual maintenance capital expenditures in non-turnaround year; last turnaround conducted in 2019 for total cost of ~$30 million
(2) "Other" includes vacuum tower bottoms, benzene concentrate, LPG and sulfur

Strategically Located Southeastern U.S. Refining Asset

Significant feedstock optionality, broad distribution footprint

Diverse Feedstock Supply Capabilities

- Geographically and logistically positioned to receive domestic, cost-advantaged feedstock
- Currently processing 10 - 15 crudes supplied via pipeline and barge
- Current feedstock supply is 56% via marine, 42% via pipeline, 2% via truck

Broad Production Distribution Footprint

- Eastern most Gulf Coast refinery in an import region with limited pipeline accessibility
- Major supplier to the eastern Mississippi, Alabama, western Georgia and northwest Florida markets, loading 175 trucks per day off the rack
- Ability to export diesel and jet fuel to the Caribbean and South America



OK
AR
Bakken
MS
AL
GA
SC
LA
LMS
TX
Mobile
Jay
Pascagoula
Lake Charles
LLS, SLS
New Orleans
NMS
Houston
WTI, Bakken
FL
Corpus Christi
Tampa
Eagleford
Ability to receive international ships >500kB



Shell Mobile
Colonial Pipeline (Major trunkline)
Plantation Pipeline (Major trunkline)
Southeast Fuel Market
Airport
Diesel and Jet Export to Caribbean and South America

Anticipated High-Return Renewable Diesel Capital Project

$85 million, nine-month completion schedule

Mobile Hydrocracker Conversion Project

- At close, Vertex plans to commence an $85 million project to modify the Mobile refinery's olefin feed hydrocracker to produce renewable diesel fuel
- Upon completion of the capital project by year-end 2022, the refinery is currently expected to be able to produce ~10,000 bpd of renewable diesel fuel, propane and naphtha ramping to 14,000 bpd by mid-2023
- The conversion of the hydrocracker will require approximately nine months; the unit is expected to remain operational for five of those months while engineering and procurement is underway prior to on-site construction
- Total cost of completion is estimated to be ~50% less than a similar, "greenfield" project, as an operating hydrocracker is already in place
- Primary feedstocks may include soybean oil, distiller corn oil, tallow, yellow wax, grease and used cooking oil
- Vertex believes the Mobile refinery's "brownfield" hydrocracker conversion will be one of the lowest cost conversions of any announced similar renewable diesel conversion project in the United State



Illustrative Value Drivers

Renewable diesel economics supported by state and federal incentives



VALUE DRIVERS (1)
Energy Value
RFS Value
LCFS Value
Tax Credit Value
$2.00
$1.00
$1.25
$3.00
$2.00
$1.00
$1.50
$3.00
$2.00
DIESEL
RD (RBD FEEDSTOCK)
RD (OTHER FEEDSTOCK)
$2.00/GAL
$7.25/GAL
$7.75/GAL

- Energy value based on ultra low sulfur diesel
- Renewable fuel standard ("RFS") value based on D4 renewable identification numbers ("RIN") price (renewable diesel value is calculated as posted D4 RIN price multiplied by 1.7x)
- Low-carbon fuel standard ("LCFS") value is determined on a life-cycle basis which covers feedstock, fuel production, transport and fuel use
- LCFS value currently applies to sales in California only
- Vertex management believes other jurisdictions have or may soon adopt similar regulatory incentives, particularly **Oregon** and **British Columbia**. Other states that have expressed intent are include **Washington**, **New Mexico**, **New York**, **Minnesota** and **Colorado**
- Tax credit value is based on the blenders tax credit ("BTC"), a federally mandated credit that is term based. Over past 10 years, the credit has lapsed from time to time. In each instance, the credit was reinstated retroactively. The BTC is set to expire at the end of 2022. Vertex management believes it will be renewed as the issue is both bipartisan and supports the new administration's stated energy transition goals

(1) For illustrative purposes only, reflects general market conditions as of August 2021

Key Development Partners

Renewable diesel conversion expected to be completed nine months after acquisition

WorleyParsons Ltd. ("Worley")

- Worley is a leading renewable diesel EPC, with multiple renewable diesel projects that utilize Haldor Topsoe technology
- Originally engaged in mid-2020 to develop initial scope for the renewable diesel conversion
- Expected to deliver FEL 1 by mid-August and FEL 2 in late-September
- Worley expected to manage renewable diesel conversion project under an EPC wrap

Haldor Topsoe A/S ("Haldor Topsoe")

- Haldor Topsoe is Vertex's existing base oil and hydrotreating catalyst partner
- The industry leader in renewable diesel technology
- Currently working on license, engineering and catalyst agreements

Renewable diesel feedstock supply

- Vertex expects to engage Synergy Supply & Trading ("Synergy"), a subsidiary of Bunker One, to secure renewable diesel feedstock supply
- Additionally, Vertex and Synergy have engaged Delta Trading Co. as a feedstock supply consultant
- Negotiating with both domestic and international soybean oil suppliers, including large national and regional companies

Renewable diesel offtake

- Vertex expects to enter into a long-term agreement under which Idemitsu Apollo Renewable Corporation (a wholly-owned California-based subsidiary of Idemitsu Kosan) is expected to purchase 100% of the Mobile refinery's renewable diesel fuel production
- Product is expected to be purchased FOB at the refinery's marine terminal located south of Mobile on Blakely Island

Other partners and milestones

- Vertex is in discussions with Matheson Tri-Gas regarding expanded hydrogen capacity at the facility
- SUEZ Water Technologies and Solutions is expected to develop an expanded wastewater treatment plant at Vertex's Myrtle Grove facility

Vertex is Well-Positioned for Long-Term Value Creation

Leading supplier of alternative fuels in support of the low-carbon energy transition

1 **Mobile will become our flagship asset**	• Vertex currently believes the acquisition will allow the Company to become one of the leading suppliers of alternative fuels to the Southeast United States • Upon completion of the renewable diesel project, the majority of Vertex's go-forward Adjusted EBITDA is expected to be renewables-related, given current expected project economics
2 **Mobile is a strategic asset of scale**	• 91,000 bpd nameplate capacity facility with high-value light product slate • Multi-channel access to both crude oil and renewable feedstocks; significant distribution capabilities • 3.2 million barrels of feedstock and product storage
3 **Mobile is a safe, efficient refinery**	• Existing facility has strong track record of safe and reliable operations • Zero OSHA recordable incidents in 2020 • Consistently operated above 95% utilization over multi-year period
4 **High-return renewable diesel project economics**	• $85 million, nine-month completion schedule • Pro-forma for completion of the conversion project by year-end 2022, management currently believes the refinery will produce up to 150 million gallons/year of renewable diesel and, upon completion of the hydrogen expansion, up to 200 million gallons/year
5 **Planned recapitalization of balance sheet**	• Management anticipates the planned asset sales and refinery acquisition create an opportunity to materially improve the Company's liquidity profile and reduce its weighted average cost of capital, over the medium-term

Transformational Acquisition Expected to Position Vertex as a Leading "Clean Refiner" & Marketer of Renewable Fuels